Exhibit 10.15
EXECUTION VERSION

SUPPLEMENT NO. 1 dated as of May 23, 2024 (this “Supplement”) to the Guarantee Agreement dated as of April 26, 2022 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among AMCOR PLC, AMCOR PTY LTD, AMCOR FINANCE (USA), INC., AMCOR UK FINANCE PLC, AMCOR FLEXIBLES NORTH AMERICA, INC., the other
GUARANTORS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Three-Year Syndicated Facility Agreement dated as of April 26, 2022 (as amended, supplemented or otherwise modified from time to time, the “Facility Agreement”), among Amcor plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (“Parent”), Amcor Pty Ltd, an Australian proprietary company limited by shares (“Amcor Australia”), Amcor Finance (USA), Inc., a Delaware corporation (“Amcor US”), Amcor UK Finance plc, a company incorporated under the laws of England and Wales (“Amcor UK”), Amcor Flexibles North America, Inc., a Missouri corporation (“Amcor Flexibles” and, together with Amcor Australia, Amcor US and Amcor UK, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Foreign Administrative Agent.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Facility Agreement and the Guarantee Agreement, as applicable.

The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to extend credit to the Borrowers. Section 5.12 of the Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional extensions of credit under the Facility Agreement and as consideration for the maintenance of extensions of credit previously made.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 5.12 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Subsidiary Guarantor and a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and a Guarantor, and the New Guarantor hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor and a Guarantor thereunder. Each reference to a “Subsidiary Guarantor” or a
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“Guarantor” in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.
SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance by the New Guarantor of this Supplement have been duly authorized by all necessary corporate or organizational action and, if required, stockholder or other equityholder of the New Guarantor, and that this Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in the Facility Agreement as to the New Guarantor (other than the representations and warranties set forth in Section 3.05(b) and clause (i) of Section 3.08(a) of the Facility Agreement) are true and correct.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Supplement shall become effective as to the New Guarantor when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received a counterpart hereof that bears the signature of the New Guarantor, and thereafter shall be binding upon the New Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Guarantor, the Administrative Agent and the other Guaranteed Parties and their respective permitted successors and assigns, except that the New Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Guarantee Agreement and the Facility Agreement. Delivery of an executed counterpart of a signature page of this Supplement that is an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Guarantee Agreement.
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SECTION 8. The New Guarantor is a company duly incorporated under the laws of England and Wales with company registration number 15449042 and its registered office at 83 Tower Road North, Warmley, Bristol, BS30 8XP, United Kingdom.

[Signature pages follow]

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IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

AMCOR GROUP FINANCE PLC,
by
/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Director

JPMORGAN CHASE BANK, N.A., as Administrative Agent,
by
/s/ Marlon Mathews
	Name:	Marlon Mathews
	Title:	Executive Director

[SIGNATURE PAGE TO SUPPLEMENT NO. 1 TO THE GUARANTEE AGREEMENT]
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